Exhibit 10.3

EXECUTION VERSION

JOINDER AGREEMENT

THIS JOINDER AGREEMENT dated as of December 19, 2013 (this “Agreement”), is entered into between AEROSONIC LLC, a Delaware limited liability company, AVIONICS SPECIALTIES, INC., a Virginia corporation, AIRBORNE GLOBAL, INC., a Delaware corporation, AIRBORNE HOLDINGS, INC., a Delaware corporation, AIRBORNE ACQUISITION, INC., a Delaware corporation, AIRBORNE SYSTEMS NA INC., a Delaware corporation, AIRBORNE SYSTEMS NORTH AMERICA INC., a Delaware corporation, AIRBORNE SYSTEMS NORTH AMERICA OF CA INC., a Delaware corporation, and AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC., a New Jersey corporation (each, a “New Subsidiary” and collectively, the “New Subsidiaries”), and CREDIT SUISSE AG, as administrative agent and collateral agent (in such capacities, the “Agent”), under that certain Amended and Restated Credit Agreement dated as of February 28, 2013 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TransDigm Inc., a Delaware corporation (the “Borrower”), TransDigm Group Incorporated, a Delaware corporation, the Subsidiaries of the Borrower from time to time party thereto, the Lenders from time to time party thereto and the Agent. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

Each of the New Subsidiaries and the Agent, for the benefit of the Lenders, hereby agree as follows:

1. Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a Subsidiary Guarantor for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Subsidiary Guarantor thereunder as if it had executed the Credit Agreement. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement (to the extent made or deemed made on or after the effective date hereof), (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in the Guarantee and Collateral Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, each New Subsidiary, subject to the limitations set forth in the Guarantee and Collateral Agreement, hereby absolutely and unconditionally guarantees, jointly and severally with the other Guarantors, to the Agent and the Lenders, the prompt payment of the Additional Obligations in full when due (whether at stated maturity, upon acceleration or otherwise) to the extent of and in accordance with Guarantee and Collateral Agreement.

2. If required, each New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as reasonably requested by the Agent in accordance with the Credit Agreement.

3. Each New Subsidiary hereby waives acceptance by the Agent and the Lenders of the guaranty by such New Subsidiary upon the execution of this Agreement by such New Subsidiary.

4. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

5. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

AEROSONIC LLC

AVIONICS SPECIALTIES, INC.

AIRBORNE GLOBAL, INC.

AIRBORNE HOLDINGS, INC.

AIRBORNE ACQUISITION, INC.

AIRBORNE SYSTEMS NA INC.

AIRBORNE SYSTEMS NORTH AMERICA INC.

AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.

by	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Secretary and Treasurer

Joinder Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

by	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Authorized Signatory

by	/s/ Ryan Long
	Name:	Ryan Long
	Title:	Authorized Signatory

Joinder Agreement